UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21380

Flaherty & Crumrine Total Return Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                 Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                         Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

What a difference a quarter makes. After beginning the fiscal year with weak performance, the preferred market recovered in remarkable fashion during the second fiscal quarter.1 To be fair, recovery was a story for many markets during this period, but preferreds more than held their own in comparison. Total return2 on net asset value (“NAV”) was 6.8% for the quarter and 4.0% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was 7.1% and 12.4%, respectively.

The table below shows Fund returns over various measurement periods, and they continue to be very good. The table includes performance of two indices, Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED MAY 31, 2016

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Total Return Fund	6.8%	4.0%	5.6%	8.0%	11.1%	9.1%	8.2%
Barclays U.S. Aggregate Index(2)	1.3%	3.1%	3.0%	2.9%	3.3%	5.0%	4.6%
S&P 500 Index(3)	9.1%	1.9%	1.7%	11.0%	11.7%	7.4%	8.2%

(1)	Since inception on August 26, 2003.
(2)	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 Index is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Investors breathed a sigh of relief in the second fiscal quarter as earlier concerns eased. Commodity prices, such as oil and metals, not only halted their rapid declines, but in several instances rebounded to levels more than 150% above recent lows. Higher common stock prices of oil and other commodity companies, along with the stocks of banks that lend to these sectors, helped improve market sentiment broadly.

The preferred market also benefited from positive technical developments, with a marked increase in issuers redeeming securities. Issuer redemptions ($15.9 billion announced during the second fiscal quarter), combined with measured new-issue supply, provided support to prices as redemption proceeds were reinvested. Many recent redemptions were long overdue from an economic standpoint (because the

[1]	March 1, 2016—May 31, 2016
[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

securities had high coupons), but issuers delayed those calls primarily due to complicated rules around regulatory capital treatment of these securities. We expect issuers to call similar “legacy” securities over the next several years.

Monetary policy globally appears to be in a holding pattern, albeit still at very accommodative levels. After raising its benchmark interest rate in December 2015, the Federal Reserve has continued to wait on its next rate increase. The European Union (EU) and Japan have not expanded programs in the last quarter. However, the United Kingdom’s recent vote to exit the EU (so-called “Brexit”) may prompt easier monetary policy in the UK and possibly an increase in or extension of the European Central Bank’s asset purchase program going forward.

The U.S. economy continues to be a ray of sunshine compared to most others (even if growth is still below historical norms), and it remains to be seen how long the Federal Reserve will wait on its next rate increase. Prior to Brexit, at least one rate hike seemed probable this year, perhaps beginning as soon as July. However, with both domestic and global economic uncertainty on the rise, the Fed is expected to keep monetary policy on hold until at least September—and perhaps into 2017.

Taking a step back from what has been a volatile market this year, the fundamentally positive case for preferred securities remains largely unchanged. Investors around the world are searching for yield as interest rates remain low. Credit quality continues to be strong, and modest economic growth should restrain companies and households from over-borrowing despite low rates. New issue supply has been and should remain measured for preferred stocks, with a bias towards non-U.S. issuers going forward. Regulatory trends continue to bolster credit-worthiness at financial companies, which are the largest issuers of preferred securities. As we have said before, the ride may be bumpy as markets traverse much uncharted territory—but we believe total returns will continue to be competitive over time for preferred investors.

In the discussion topics that follow, we dig deeper into subjects mentioned here as well as others of interest to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2016

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and over the Fund’s fiscal year. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of FLC’s Total Return on NAV

for the Six Months Ended May 31, 20161

Total Return on Unleveraged Securities Portfolio (including principal change and income)		3.3%
Return from Interest Rate Hedging Strategy		N/A
Impact of Leverage (including leverage expense)		1.4%
Expenses (excluding leverage expense)		-0.7%
[1] Actual, not annualized.	Total Return on NAV	4.0%

For the six months ended May 31, 2016, the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)2 returned 3.3%. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2016, total return on market price of Fund shares was 12.4%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart on top of page 4 contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

[2]

The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $21.91 on June 30th and assuming its current monthly distribution of $0.136 does not change, the current annualized yield on market price of Fund shares is 7.4%. In our opinion, this distribution rate measures up favorably with most comparable fixed-income investment opportunities. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic and Credit Outlook

The U.S. economy got off to a slow start in 2016, posting growth in inflation-adjusted gross domestic product (real GDP) of just 0.8% in the first quarter. Second quarter growth looks considerably better, with economists’ real GDP estimates currently around 2.5% for the rest of 2016. That would leave overall growth of about 2% in 2016, in-line with the average pace since 2010.

Employment growth slowed significantly so far in the second quarter, from an average of 196,000 nonfarm payroll jobs per month in the first quarter to an average of just 76,000 jobs per month in April and May. (June data was not available at the time of writing.) We think this will prove to be a lagged response to Q1 developments, when jobs grew faster than the economy, and we expect employment to pick up again along with better growth. Consistent with gradual labor market tightening, wage growth remained solid, up 2.5% over 12 months ending in May.

Sector performance of the U.S. economy is mixed. On the positive side, consumer spending and housing remain strong, supported by rising income, improved household balance sheets, low interest rates and—in the case of housing—pent-up demand from years following the housing bust. Government spending is growing slowly. On the negative side, business investment is still feeling the impacts of an energy boom turned bust and shrinking exports. However, cutbacks to energy investment appear mostly done, and oil and gas prices are up from recent lows; those headwinds are diminishing. A wider trade deficit in response to weaker global growth and a sharp rally in the U.S. dollar also slowed U.S. domestic economic growth. While the dollar retreated somewhat prior to Britain’s vote to leave the European Union (“Brexit”), it has rallied again, perhaps setting the stage for greater trade drag ahead. On balance, we expect real GDP growth in the U.S. will continue around its recent 2% average pace.

Core inflation has edged up, but headline inflation remains subdued and well below the Federal Reserve’s 2% target. The overall personal consumption expenditure (PCE) deflator was up 0.9% over 12 months ending in May (latest data available); excluding food and energy, the core PCE deflator was up 1.6% over the same period, compared to 1.3% in December 2015. Rising wages and slow productivity growth are encouraging businesses to raise prices, and rising personal income is helping those higher prices stick. If energy prices stabilize or move up further, headline inflation should gradually catch up to core inflation.

Faced with slow first-quarter growth, inflation that remains below target, and uncertainty over employment, the Federal Reserve left monetary policy unchanged in the second quarter. It’s likely to do the same at the next Federal Open Market Committee (FOMC) meeting in late July, partly because June’s employment data would have to be exceptionally strong to erase doubts raised by weakness in April and May payrolls and partly because Brexit introduces economic uncertainty that might slow U.S. growth for a time. (It’s highly likely to slow growth in the UK and Europe.) If global markets are not too unsettled by Brexit, another rate hike is possible at the FOMC’s September meeting, by which time it should be clear whether recent weakness in job growth was an outlier or not.

If that outlook is correct, we expect the Fed will hike rates by 0.25% in September. In turn, long-term interest rates should move higher as well, but probably less than short-term rates, since markets already anticipate some Fed tightening. However, uncertainty surrounding the presidential election, Brexit and weaker economic growth abroad, or any number of unforeseen shocks could push the next tightening to December or even into 2017. Forecasting Fed actions is always difficult business, never more so than now.

Fortunately, the credit outlook is a bit less murky, if somewhat mixed. Corporate profits fell in the first quarter (latest data available), and speculative-grade nonfinancial corporate borrowers are experiencing rising rates of default and delinquency. Banks’ commercial and industrial loan portfolios are feeling some of that strain, and problem loans have risen there. However, most other loan portfolios are seeing stable or improving performance. Moreover, banks are building capital and liquidity, and their credit profiles generally continue to improve. That’s good news for the preferred market, and we remain comfortable with the Fund’s credit exposures.

This combination of modest economic growth, low interest rates and solid credit conditions provide a good foundation for preferred securities. Although shifting sentiment may make for a bumpy ride occasionally, we think preferred securities should continue to offer good risk-adjusted returns to investors, despite current uncertainties.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2016 (Unaudited)

Fund Statistics

Net Asset Value	$20.33

Market Price	$20.95

Premium	3.05%

Yield on Market Price	7.79%

Common Stock Shares Outstanding	9,916,405

Moody’s Ratings*	% of Net Assets†

A	1.1%

BBB	67.8%

BB	21.7%

Below “BB”	1.0%

Not Rated**	6.7%

Below Investment Grade***	21.2%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.7%.
***	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.4%

JPMorgan Chase	4.9%

HSBC PLC	4.9%

Wells Fargo & Company	4.2%

MetLife	4.2%

Fifth Third Bancorp	4.0%

PNC Financial Services Group	3.8%

M&T Bank Corporation	3.7%

Citigroup	3.4%

Axis Capital Holdings Ltd	2.9%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	61%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.1%
	Banking — 50.9%
6,700	Astoria Financial Corp., 6.50%, Series C	$177,031	*
$5,530,000	Bank of America Corporation, 8.00%, Series K	5,550,738	*(1)
	Barclays Bank PLC:
81,750	7.10%, Series 3	2,110,785	**(3)
8,800	7.75%, Series 4	219,912	**(3)
121,112	8.125%, Series 5	3,154,968	**(1)(3)
	BNP Paribas:
$5,100,000	7.375%, 144A****	5,093,625	**(3)
$2,000,000	7.625%, 144A****	2,062,500	**(3)
	Capital One Financial Corporation:
15,436	6.20%, Series F	409,054	*
31,100	6.70%, Series D	862,481	*
	Citigroup, Inc.:
214,568	6.875%, Series K	5,980,547	*(1)
155,338	7.125%, Series J	4,460,142	*(1)
	CoBank ACB:
15,300	6.125%, Series G, 144A****	1,513,744	*
10,000	6.20%, Series H, 144A****	1,011,250	*
25,000	6.25%, Series F, 144A****	2,586,720	*(1)
$609,000	6.25%, Series I, 144A****	631,996	*
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(4)(5)††
11,817	Cullen/Frost Bankers, Inc., 5.375%, Series A	303,254	*
392,925	Fifth Third Bancorp, 6.625%, Series I	12,177,728	*(1)
	First Horizon National Corporation:
875	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	587,535	*
3	FT Real Estate Securities Company, 9.50%, 144A****	3,907,500
140,750	First Niagara Financial Group, Inc., 8.625%, Series B	3,716,152	*(1)
24,645	First Republic Bank, 6.70%, Series A	646,746	*
	Goldman Sachs Group:
$390,000	5.70%, Series L	389,025	*
60,000	6.375%, Series K	1,661,400	*(1)
	HSBC PLC:
$1,400,000	HSBC Capital Funding LP, 10.176%, 144A****	2,047,500	(1)(2)(3)
$750,000	HSBC Holdings PLC, 6.875%	757,500	**(3)
189,000	HSBC Holdings PLC, 8.00%, Series 2	4,944,713	**(1)(3)
154,391	HSBC USA, Inc., 6.50%, Series H	3,923,461	*
110,000	Huntington Bancshares, Inc., 6.25%, Series D	2,884,475	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	ING Groep NV:
30,000	6.375%	$774,300	**(3)
50,000	7.05%	1,321,125	**(3)
31,425	7.20%	830,641	**(3)
	JPMorgan Chase & Company:
$750,000	6.00%, Series R	776,018	*(1)
61,469	6.70%, Series T	1,711,297	*(1)
$4,791,000	6.75%, Series S	5,323,999	*(1)
$7,000,000	7.90%, Series I	7,166,250	*(1)
	M&T Bank Corporation:
$3,500,000	6.450%, Series E	3,797,500	*(1)
$7,648,000	6.875%, Series D, 144A****	7,676,680	*(1)
	Morgan Stanley:
85,000	6.875%, Series F	2,400,400	*(1)
86,900	7.125%, Series E	2,598,527	*(1)
	PNC Financial Services Group, Inc.:
270,195	6.125%, Series P	8,095,718	*(1)
$3,150,000	6.75%, Series O	3,508,313	*(1)
$2,515,000	RaboBank Nederland, 11.00%, 144A****	3,087,163	(1)(2)(3)
	Royal Bank of Scotland Group PLC:
10,000	6.60%, Series S	255,800	**(3)
89,774	7.25%, Series T	2,305,396	**(3)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00%, Series A, 144A****	3,821,250
157,400	State Street Corporation, 5.90%, Series D	4,432,778	*(1)
63,000	US Bancorp, 6.50%, Series F	1,909,058	*(1)
86,400	Webster Financial Corporation, 6.40%, Series E	2,254,392	*
	Wells Fargo & Company:
81,100	5.85%, Series Q	2,153,408	*(1)
$1,250,000	5.875%, Series U	1,339,063	*(1)(2)
106,200	6.625%, Series R	3,121,218	*(1)
$1,458,000	7.98%, Series K	1,536,368	*(1)
169,700	8.00%, Series J	4,742,012	*(1)
	Zions Bancorporation:
5,000	6.30%, Series G	136,413	*
$1,500,000	7.20%, Series J	1,593,750	*
125,000	7.90%, Series F	3,391,250	*(1)

		155,847,569

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 1.0%
	HSBC PLC:
128,497	HSBC Finance Corporation, 6.36%, Series B	$3,225,596	*

		3,225,596

	Insurance — 24.5%
146,144	Allstate Corp., 6.625%, Series E	4,112,858	*(1)
$1,875,000	Aon Corporation, 8.205% 01/01/27	2,404,688	(1)(2)
80,000	Arch Capital Group, Ltd., 6.75%, Series C	2,140,200	**(1)(3)
	Aspen Insurance Holdings Ltd.:
10,000	5.95%	276,500	**(3)
5,000	7.25%	133,012	**(3)
$620,000	AXA SA, 6.379%, 144A****	657,975	**(1)(2)(3)
340,419	Axis Capital Holdings Ltd., 6.875%, Series C	9,021,955	**(1)(3)
	Chubb Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,221,150	(1)(2)(3)
210,000	Delphi Financial Group, 7.376% 05/15/37	4,954,698	(1)(2)
	Endurance Specialty Holdings:
20,000	6.35%, Series C	525,600	**(3)
39,000	7.50%, Series B	992,257	**(3)
$3,325,000	Everest Re Holdings, 6.60% 05/15/37	2,734,812	(1)(2)
7,500	Hartford Financial Services Group, Inc., 7.875%	241,069
$8,600,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	12,663,500	(1)(2)
	MetLife:
$3,130,000	MetLife, Inc., 10.75% 08/01/39	4,860,890	(1)(2)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	686,918	(1)(2)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	7,322,287	(1)(2)
	PartnerRe Ltd.:
33,950	5.875%, Series I	869,120	**(1)(3)
13,917	6.50%, Series G	377,429	**(1)(3)
117,494	7.25%, Series H	3,460,198	**(1)(3)
$704,000	Prudential Financial, Inc., 5.625% 06/15/43	742,755	(1)(2)
	QBE Insurance:
$4,333,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	4,847,544	(1)(2)(3)
	Unum Group:
$2,490,000	Provident Financing Trust I, 7.405% 03/15/38	2,865,711	(1)(2)
36,000	W.R. Berkley Corporation, 5.75% 06/01/56	903,377

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	XL Group PLC:
$7,200,000	XL Capital Ltd., 6.50%, Series E	$5,103,000	(1)(2)(3)

		75,119,503

	Utilities — 10.5%
33,700	Baltimore Gas & Electric Company, 6.70%, Series 1993	3,433,187	*
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,356,742	(1)(2)
$2,650,000	Dominion Resources, Inc., 7.50% 06/30/66	2,219,375	(1)(2)
40,000	DTE Energy Company, 5.375% 06/01/76, Series B	1,006,252
70,791	Georgia Power Company, 6.50%, Series 2007A	7,472,875	*
17,800	Indianapolis Power & Light Company, 5.65%	1,818,382	*(1)
107,233	Integrys Energy Group, Inc., 6.00%	2,821,568	(1)
	Nextera Energy:
$1,997,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,552,668	(1)(2)
$1,500,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	1,425,000	(1)(2)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	2,793,982	(1)(2)
$3,900,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	3,300,375
30,000	SCE Trust V, 5.45%, Series K	860,175	*(1)

		32,060,581

	Energy — 2.8%
$750,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	513,750
$9,485,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,339,019	(1)(2)
$750,000	Enterprise Products Operating L.P., 8.375% 08/01/66, Series A	651,347	(1)

		8,504,116

	Real Estate Investment Trust (REIT) — 1.6%
	National Retail Properties, Inc.:
35,000	5.70%, Series E	912,187	(1)
22,970	6.625%, Series D	596,356
	PS Business Parks, Inc.:
6,698	5.70%, Series V	173,763
7,128	5.75%, Series U	182,904
64,900	6.45%, Series S	1,688,860	(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
19,110	Realty Income Corporation, 6.625%, Series F	$502,211	(1)
35,860	Regency Centers Corporation, 6.625%, Series 6	947,869

		5,004,150

	Miscellaneous Industries — 1.8%
	BHP Billiton Limited:
$600,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	623,100	(3)
$1,388,000	General Electric Company, 5.00%, Series D	1,455,665	*(1)(2)
37,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,242,112	*
7,337	Stanley Black & Decker, Inc., 5.75% 07/25/52	192,907	(1)

		5,513,784

	Total Preferred Securities (Cost $281,497,943)	285,275,299

Corporate Debt Securities — 5.2%
	Banking — 1.8%
$2,951,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	3,771,490	(1)(2)
48,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	1,234,200	(1)
20,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	601,250

		5,606,940

	Financial Services — 0.3%
25,046	Affiliated Managers Group, Inc., 6.375% 08/15/42	656,518
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	136,109	(4)(5)††
4,193	Raymond James Financial, 6.90% 03/15/42	111,754

		904,381

	Insurance — 1.3%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,862,161	(1)(2)

		3,862,161

	Energy — 0.4%
$940,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,090,470	(1)(2)

		1,090,470

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2016 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Communication — 0.5%
63,400	Qwest Corporation, 7.375% 06/01/51	$1,640,950	(1)(2)

		1,640,950

	Miscellaneous Industries — 0.9%
12,000	eBay, Inc., 6.00% 02/01/56	312,390
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	2,440,800	(1)(2)

		2,753,190

	Total Corporate Debt Securities (Cost $13,243,714)	15,858,092

Common Stock — 0.1%
	Banking — 0.1%
13,500	CIT Group, Inc.	462,510	*

		462,510

	Total Common Stock (Cost $2,533,093)	462,510

Money Market Fund — 0.7%
	BlackRock Liquidity Funds:
2,227,497	T-Fund, Institutional Class	2,227,497

	Total Money Market Fund (Cost $2,227,497)	2,227,497

Total Investments (Cost $299,502,247***)	99.1%		303,823,398

Other Assets And Liabilities (Net)	0.9%		2,610,019

Total Managed Assets	100.0%	‡	$306,433,417

Loan Principal Balance			(104,800,000)

Total Net Assets Available To Common Stock			$201,633,417

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2016 (Unaudited)

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2016, these securities amounted to $68,597,919 or 22.4% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $188,175,545 at May 31, 2016.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $71,409,502 at May 31, 2016.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of May 31, 2016.
(6)	Represents the rate in effect as of the reporting date.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016 (Unaudited)

ASSETS:
Investments, at value (Cost $299,502,247)		$303,823,398
Dividends and interest receivable		3,611,577
Prepaid expenses		109,267

Total Assets		307,544,242

LIABILITIES:
Loan Payable	$104,800,000
Payable for investment securities purchased	750,000
Dividends payable to Common Stock Shareholders	64,481
Investment advisory fees payable	142,017
Administration, Transfer Agent and Custodian fees payable	36,476
Servicing Agent fees payable	12,598
Professional fees payable	58,324
Accrued expenses and other payables	46,929

Total Liabilities		105,910,825

NET ASSETS AVAILABLE TO COMMON STOCK		$201,633,417

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$1,059,113
Accumulated net realized loss on investments sold		(36,821,771)
Unrealized appreciation of investments		4,321,151
Par value of Common Stock		99,164
Paid-in capital in excess of par value of Common Stock		232,975,760

Total Net Assets Available to Common Stock		$201,633,417

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (9,916,405 shares outstanding)		$20.33

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends†		$5,460,024
Interest		4,563,655
Rehypothecation Income		18,450

Total Investment Income		10,042,129

EXPENSES:
Investment advisory fees	$828,563
Interest expenses	687,915
Administrator’s fees	124,128
Servicing Agent fees	73,528
Professional fees	55,815
Insurance expenses	63,739
Transfer Agent fees	14,490
Directors’ fees	36,600
Custodian fees	17,722
Compliance fees	18,300
Other	91,639

Total Expenses		2,012,439

NET INVESTMENT INCOME		8,029,690

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		332,530
Change in net unrealized appreciation/(depreciation) of investments		(528,399)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(195,869)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$7,833,821

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
OPERATIONS:
Net investment income	$8,029,690	$16,294,211
Net realized gain/(loss) on investments sold during the period	332,530	1,859,295
Change in net unrealized appreciation/(depreciation) of investments	(528,399)	(9,277,378)

Net increase in net assets resulting from operations	7,833,821	8,876,128

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(8,085,438)	(16,161,167)

Total Distributions to Common Stock Shareholders	(8,085,438)	(16,161,167)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	262,971	52,124

Net increase in net assets available to Common Stock resulting from Fund share transactions	262,971	52,124

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$11,354	$(7,232,915)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$201,622,063	$208,854,978
Net increase/(decrease) in net assets during the period	11,354	(7,232,915)

End of period (including undistributed net investment income of $1,059,113 and $1,114,861 respectively)	$201,633,417	$201,622,063

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2016 (Unaudited)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$7,833,821

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(14,880,187)
Proceeds from disposition of investment securities	13,281,090
Net purchases of short-term investment securities	(154,270)
Cash received from litigation claim	36,523
Increase in dividends and interest receivable	(44)
Decrease in receivable for investments sold	539,800
Increase in prepaid expenses	(58,710)
Net amortization/(accretion) of premium/(discount)	279,746
Increase in payable for investments purchased	750,000
Increase in payables to related parties	3,565
Decrease in accrued expenses and other liabilities	(7,137)
Change in net unrealized (appreciation)/depreciation of investments	528,399
Net realized gain from investments sold	(332,530)

Net cash provided by operating activities	7,820,066

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(7,820,066)

Net cash used in financing activities	(7,820,066)

Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$680,189
Reinvestment of dividends	262,971
Increase of dividends payable to common stock shareholders	2,401

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2016 (Unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.36		$21.10	$19.56	$20.19	$17.06	$17.47

INVESTMENT OPERATIONS:
Net investment income	0.81		1.65	1.67	1.68	1.71	1.69
Net realized and unrealized gain/(loss) on investments	(0.02)		(0.76)	1.59	(0.59)	3.15	(0.42)

Total from investment operations	0.79		0.89	3.26	1.09	4.86	1.27

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income.	(0.82)		(1.63)	(1.72)	(1.72)	(1.73)	(1.68)

Total distributions to Common Stock Shareholders	(0.82)		(1.63)	(1.72)	(1.72)	(1.73)	(1.68)

Net asset value, end of period	$20.33		$20.36	$21.10	$19.56	$20.19	$17.06

Market value, end of period	$20.95		$19.42	$20.96	$18.16	$20.24	$18.10
Total investment return based on net asset value*	4.05	%***	4.75%	17.71%	5.73%	29.59%	7.26%
Total investment return based on market value*	12.41	%***	0.59%	25.94%	(2.08)%	22.44%	11.44%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$201,633		$201,622	$208,855	$193,646	$199,354	$167,728
Operating expenses including interest expense(1)	2.05	%**	1.80%	1.77%	1.82%	1.99%	1.98%
Operating expenses excluding interest expense	1.35	%**	1.28%	1.27%	1.28%	1.36%	1.36%
Net investment income†	8.17	%**	7.92%	8.15%	8.35%	9.24%	9.45%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	4	%***	8%	29%	23%	42%	23%
Total managed assets, end of period (in 000’s)	$306,433		$306,422	$311,755	$296,546	$299,454	$259,328
Ratio of operating expenses including interest expense(1) to total managed assets	1.34	%**	1.20%	1.17%	1.20%	1.32%	1.31%
Ratio of operating expenses excluding interest expense to total managed assets	0.88	%**	0.85%	0.84%	0.85%	0.90%	0.90%

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
**	Annualized.
***	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.
(1)	See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2015	$0.1360	$20.16	$19.17	$19.26
January 29, 2016	0.1360	19.79	19.79	19.79
February 29, 2016	0.1360	19.43	19.96	19.43
March 31, 2016	0.1360	19.84	20.28	19.84
April 29, 2016	0.1360	19.92	20.75	19.92
May 31, 2016	0.1360	20.33	20.95	20.33

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/2016*	11/30/2015	11/30/2014	11/30/2013	11/30/2012	11/30/2011

Total Debt Outstanding, End of Period (000s)(1)	$104,800	$104,800	$102,900	$102,900	$100,100	$91,600
Asset Coverage per $1,000 of Debt(2)	2,924	2,924	3,030	2,882	2,992	2,831

*	Unaudited.
(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on June 23, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2016 is as follows:

	Total Value at May 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$155,847,569	$127,367,481	$28,465,088	$15,000
Financial Services	3,225,596	3,225,596	—	—
Insurance	75,119,503	41,769,425	33,350,078	—
Utilities	32,060,581	10,459,645	21,600,936	—
Energy	8,504,116	651,347	7,852,769	—
Real Estate Investment Trust (REIT)	5,004,150	5,004,150	—	—
Miscellaneous Industries	5,513,784	2,271,672	3,242,112	—
Corporate Debt Securities
Banking	5,606,940	1,835,450	3,771,490	—
Financial Services	904,381	768,272	—	136,109
Insurance	3,862,161	—	3,862,161	—
Energy	1,090,470	—	1,090,470	—
Communication	1,640,950	1,640,950	—	—
Miscellaneous Industries	2,753,190	312,390	2,440,800	—
Common Stock
Banking	462,510	462,510	—	—
Money Market Fund	2,227,497	2,227,497	—	—

Total Investments	$303,823,398	$197,996,385	$105,675,904	$151,109

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/15	$164,342	$15,000	$149,342
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(13,233)	—	(13,233)
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 05/31/16	$151,109	$15,000	$136,109

For the six months ended May 31, 2016, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(13,233). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 05/31/16	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt Securities	136,109	Bankruptcy recovery	Credit/Structure-specific recovery	2% - 5% (2.9%)

(Financial Services)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2015, 2014 and 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 were as follows:

	Distributions paid in fiscal year 2016		Distributions paid in fiscal year 2015
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	N/A	N/A	$16,161,167	$0

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

As of November 30, 2015, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(26,204,088)	$979,546	$0	$(6,080,799)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the fiscal year ended November 30, 2015, the Fund utilized $1,648,634 of capital losses expiring in 2016.

2016	2017	No Expiration Short Term*	No Expiration Long Term*	Total

$7,031,644	$19,172,444	$0	$0	$26,204,088

*	Under the Regulated Investment Company Modernization Act of 2010, as amended, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $41,323 of federal excise taxes attributable to calendar year 2015 in March 2016.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

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The Fund did not use any derivatives during the six months ended May 31, 2016 and the fiscal year ended November 30, 2015.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average weekly total managed assets, 0.50% of the next $300 million of the Fund’s average weekly total managed assets, and 0.45% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, servicing agent, administrator and custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Preferred Securities Income Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets, and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon (c/o, Computershare) also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

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The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the six months ended May 31, 2016, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $14,880,187 and $13,281,090, respectively.

At May 31, 2016, the aggregate cost of securities for federal income tax purposes was $310,432,596, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $22,449,633 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $29,058,831.

6.	Common Stock

At May 31, 2016, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/16		Year Ended 11/30/15
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	13,319	$262,971	2,461	$52,124

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage, Inc. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and

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opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2016, the committed amount, and amount borrowed, under the Financing Agreement was $104.8 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. For the six months ended May 31, 2016, the daily weighted average annualized interest rate on the drawn balance was 1.29% and the average daily loan balance was $104,800,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of the net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 50% of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance,

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diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer. Certain of its investments in hybrid (i.e., fully taxable, preferred) securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2016, $95 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 12, 2015. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 29, 2016. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 20, 2016, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
R. Eric Chadwick	7,589,846.130	372,213
Robert F. Wulf	7,600,267.130	361,792

David Gale, Karen H. Hogan and Morgan Gust continue to serve in their capacities as Directors of the Fund.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 67	Director	Class I Director since Inception	President of Delta Dividend Group, Inc. (investments).	5	Emmis Communications through 2012.

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 69	Director and Nominating and Governance Committee Chairman	Class II Director since Inception	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz Financial, Inc. (financial services) through September 2015.

Karen H. Hogan*** 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	Director and Audit Committee Chairperson	Class II Director since 2005	Board Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualify.

Class II Directors – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

***	Ms. Hogan became Chairperson of each Fund’s Audit Committee effective as of February 1, 2016. Prior to February 1, 2016, Mr. Wulf served as each Fund’s Audit Committee Chairman.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director **	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf *** 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 79	Director	Class III Director since Inception	Financial Consultant; Former Trustee University of Oregon Foundation; Trustee, San Francisco Theological Seminary.	5	None

INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 41	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since 2014; Vice President of Flaherty & Crumrine until September 2014.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualify.

Class II Directors – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

***	Ms. Hogan became Chairperson of each Fund’s Audit Committee effective as of February 1, 2016. Prior to February 1, 2016, Mr. Wulf served as each Fund’s Audit Committee Chairman.

†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 43	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 56	Chief Financial Officer, Vice President and Treasurer	Since Inception	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 41	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 52	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 59	Assistant Treasurer	Since 2010	Administrator of Flaherty & Crumrine

*	Each officer serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 22, 2016, the Board of Directors (the “Board”) of the Flaherty & Crumrine Total Return Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Agreement during the Special Meeting held on January 13, 2016 for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as Board members of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other Fund advised by the Adviser. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also

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ADDITIONAL INFORMATION (Unaudited) (Continued)

considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the extraordinary market conditions since 2008, the recovery in markets for the Fund’s securities and the Fund’s recent performance, which evidenced the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1-, 3-, 5- and 10-year periods, which showed that the Fund’s performance was above the peer group average for all periods except the 1-year period. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees and an average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered that the Adviser provided, for a lower fee, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In light of their discussions and considerations as described above, the Board members made the following determinations:

•	the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•	the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•

the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•

there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

Based on these conclusions, the Board members determined that approval of the continuation of the Agreement was in the best interests of the Fund and its shareholders.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual

Report

May 31, 2016

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)* /s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date 7/21/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R,. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date 7/21/16

By (Signature and Title)* /s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer
and Vice President
(principal financial officer)

Date 7/21/16

* Print the name and title of each signing officer under his or her signature.